Exhibit (a)(i)(b)

                    AMENDED SCHEDULE A DATED OCTOBER 20, 2008

                                       To

             Amended and Restated Agreement and Declaration of Trust
                     of WT Mutual Fund Dated March 15, 2002

                       Schedule of Portfolios and Classes

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Portfolio                                                             Class of Shares
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     1.  Wilmington  Aggressive  Asset  Allocation Fund               Institutional Shares
                                                                      A Shares
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     2. Wilmington Broad Market Bond Fund                             Institutional Shares
                                                                      A Shares
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     3. Wilmington  Conservative  Asset Allocation Fund               Institutional Shares
                                                                      A Shares
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     4. Wilmington ETF Allocation Fund                                Institutional Shares
                                                                      A Shares
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     5. Wilmington Large-Cap Growth Fund                              Institutional Shares
                                                                      A Shares
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     6. Wilmington Large-Cap Value Fund                               Institutional Shares
                                                                      A Shares
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     7. Wilmington Moderate Asset Allocation Fund                     Institutional Shares
                                                                      A Shares
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     8.  Wilmington  Multi-Manager International Fund                 Institutional Shares
                                                                      A Shares
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     9. Wilmington Multi-Manager Large-Cap Fund                       Institutional Shares
                                                                      A Shares
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     10. Wilmington Multi-Manager Real Asset Fund                     Institutional Shares
                                                                      A Shares
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     11. Wilmington Multi-Manager Small-Cap Fund                      Institutional Shares
                                                                      A Shares
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     12. Wilmington Municipal Bond Fund                               Institutional Shares
                                                                      A Shares
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     13. Wilmington Prime Money Market Fund                           Institutional Shares
                                                                      Service Shares
                                                                      W Shares
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     14. Wilmington  Short/Intermediate-Term  Bond Fund               Institutional Shares
                                                                      A Shares
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     15. Wilmington Small-Cap Core Fund                               Institutional Shares
                                                                      A Shares
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     16. Wilmington Tax-Exempt Money Market Fund                      Institutional Shares
                                                                      W Shares
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     17.  Wilmington  U.S.  Government  Money Market Fund             Institutional Shares
                                                                      Service Shares
                                                                      W Shares
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